   As filed with the Securities and Exchange Commission on January 26, 2000.

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549

                                    FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported)
                      January 26, 2000 (January 26, 2000)


                                 MEDAREX, INC.
            (Exact name of registrant as specified in its charter)


     New Jersey                         0-19312                  22-2822175
(State of other jurisdiction    (Commission File Number)      (IRS Employer
  of incorporation)                                        Identification No.)

                   707 State Road, #206, Princeton, NJ 08540
                   (Address of Principal Executive Offices)

      Registrant's telephone number, including area code: (908) 713-6001

             1545 Route 22 East, Annandale, New Jersey 08801-0953
                               (Former address)

                                 MEDAREX, INC.


                               TABLE OF CONTENTS
                                      FOR
                           CURRENT REPORT ON FORM 8-K

Item 5.      Other Events.................................       3

Item 7.      Financial Statements and Exhibits............       4

Signature    .............................................       5


          Item 5.   Other Events.

     This Current Report Form 8-K is being submitted in order to file certain material contracts entered into by Medarex, Inc., and/or its wholly-owned subsidiary, GenPharm International, Inc.

          Item 7.   Financial Statements and Exhibits.

                (c) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:


Exhibit
Number                        Description of Exhibit
-------                       ----------------------

10.1 Evaluation and Commercialization Agreement effective as of May 4, 1998 between Medarex, Inc., a Delaware corporation (the "Company"), and ErythroMed, Inc. (which subsequently changed its name to EluSys Therapeutics Inc.).

10.2 Research and Commercialization Agreement dated as of July 9, 1998 between GenPharm International, Inc. ("GenPharm"), a wholly-owned subsidiary of the Company, the Company and Fibrogen Inc. and its wholly-owned subsidiary, FibroPharma, Inc.

10.3 Evaluation, Research and Commercialization Agreement effective as of January 11, 1999 among GenPharm, the Company and Immunex Corporation, a Washington corporation.

10.4 Amendment No. 1 effective January 1999 to the Research and Commercialization Agreement dated as of February 9, 1998 among Schering AG, GenPharm and the Company.

10.5 Evaluation and Commercialization Agreement effective as of February 24, 1999 between the Company and Leukosite, Inc.

10.6 Collaboration and License Agreement dated as of March 29, 1999 between NeXstar Pharmaceuticals, Inc. and the Company.

10.7 Research and Commercialization Agreement dated as of August 2, 1999 between GenPharm and EOS Biotechnology, Inc.

10.8 Research and Commercialization Agreement effective as of September 21, 1999 among the Company, GenPharm and Amgen Inc.

10.9 Agreement dated December 21, 1999 among the Company, GenPharm and Immuno-Designed Molecules S.A.

10.10 Agreement on Essential Terms for Collaboration effective as of December 27, 1999 among the Company, GenPharm and Kirin Brewery Co., Ltd.

10.11 Binding Letter of Intent dated January 3, 2000 among the Company, GenPharm and Scil Biomedicals GmbH.

                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      MEDAREX, INC.
                                        Registrant


Date: January 26, 2000                By: /s/ Donald L. Drakeman
                                          -------------------------------------
                                              Donald L. Drakeman
                                              President, Chief Executive Officer
                                              and Director

                                 EXHIBIT INDEX
                                 -------------

EXHIBIT                                                                   PAGE
NUMBER              DESCRIPTION                                          NUMBER
-------             -----------                                          ------

10.1 Evaluation and Commercialization Agreement effective as of May 4, 1998 between Medarex, Inc., a Delaware corporation (the "Company"), and ErythroMed, Inc. (which subsequently changed its name to EluSys Therapeutics Inc.).

10.2 Research and Commercialization Agreement dated as of July 9, 1998 between GenPharm International, Inc. ("GenPharm"), a wholly-owned subsidiary of the Company, the Company and Fibrogen Inc. and its wholly-owned subsidiary, FibroPharma, Inc.

10.3 Evaluation, Research and Commercialization Agreement effective as of January 11, 1999 among GenPharm, the Company and Immunex Corporation, a Washington corporation.

10.4 Amendment No. 1 effective January 1999 to the Research and Commercialization Agreement dated as of February 9, 1998 among Schering AG, GenPharm and the Company.

10.5 Evaluation and Commercialization Agreement effective as of February 24, 1999 between the Company and Leukosite, Inc.

10.6 Collaboration and License Agreement dated as of March 29, 1999 between NeXstar Pharmaceuticals, Inc. and the Company.

10.7 Research and Commercialization Agreement dated as of August 2, 1999 between GenPharm and EOS Biotechnology, Inc.

10.8 Research and Commercialization Agreement effective as of September 21, 1999 among the Company, GenPharm and Amgen Inc.

10.9 Agreement dated December 21, 1999 among the Company, GenPharm and Immuno-Designed Molecules S.A.

10.10 Agreement on Essential Terms for Collaboration effective as of December 27, 1999 among the Company, GenPharm and Kirin Brewery Co., Ltd.

10.11 Binding Letter of Intent dated January 3, 2000 among the Company, GenPharm and Scil Biomedicals GmbH.